UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23136

Eaton Vance High Income 2021 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

High Income 2021 Target Term Trust (EHT)

Annual Report

March 31, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2020

Eaton Vance

High Income 2021 Target Term Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Annual Meeting of Shareholders	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	26

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended March 31, 2020 began with investors debating the strength of the longest-ever U.S. economic expansion, and ended with markets bracing for a recession or even depression. A black swan event that no one had predicted — a global pandemic brought on by the novel coronavirus — spread across the globe in the final quarter of the period and brought most of the world’s economies to their knees.

As economic activity declined dramatically, corporate debt, along with equities, plunged in value. For the 12-month period, the broad high yield market, as measured by the ICE BofA U.S. High Yield Index, returned -7.45%, while the short duration ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index returned -6.83% and the overall U.S. bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced 8.93%.

In the high yield market, the negative returns for the fiscal year were primarily generated in the last month of the period. The period started on a strong note, although trade tensions and anxieties over slowing global growth remained headwinds throughout the summer of 2019. The accommodative stance signaled by the U.S. Federal Reserve (the Fed) during the first quarter of 2019 remained in place, as the central bank delivered on several rate cuts that provided support to riskier assets, including high yield bonds.

Volatility returned to the high yield market in the third quarter of 2019, as trade conflicts remained unresolved and tensions began to escalate in the Middle East. While third-quarter 2019 earnings for high yield issuers indicated a decline in revenue and earnings growth, the overall fundamental health of high yield issuers remained intact. In the closing months of 2019, the high yield market posted double-digit returns as progress in U.S.-China trade talks led to a phase one trade deal and investor appetite for risk appeared to return, aided by a continued dovish Fed stance on interest rates.

The positive sentiment continued into the New Year until the end of February 2020, when the high yield market experienced the sharpest sell-off in the history of the asset class, as markets responded to the spread of the novel coronavirus across the globe. The energy sector, the largest in the U.S. high yield market, was particularly hard hit, as energy firms dealt with the double blow of plummeting global demand and a price war between two large producers, Russia and Saudi Arabia. As March 2020 drew to a close, the high yield market experienced a short relief rally in response to the swift policy actions of the Fed and other global central banks, and the passage by the U.S. Congress of a record $2 trillion fiscal stimulus package.

Fund Performance

For the 12-month period ended March 31, 2020, Eaton Vance High Income 2021 Target Term Trust (the Fund) had a total return of -1.80% at net asset value (NAV). The Fund is managed against the stated objectives of delivering high current income and returning the initial NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. At period end, the Fund’s NAV was $9.34.

Contributors to returns during the period included sector positioning and holdings in specific credit rating and duration categories. With regard to sectors, security selection in the energy sector helped Fund returns, as the energy sector was one of the worst-performing sectors in the high yield market during the period. Positioning in the homebuilders and the real estate sectors, along with security selection in the metals & mining and the air transportation sectors, also contributed to returns. The Fund’s small cash position aided performance in a declining high yield market as well.

With regard to credit rating tiers, the Fund’s position in higher quality, investment-grade BBB-rated bonds during the period helped performance in a period when higher quality bonds in general outperformed lower rated issues. Similarly, security selection and position in lower quality, B-rated bonds, as well as in bonds rated CCC and below, also contributed to Fund performance.

The Fund’s shorter duration positioning, at less than two years — a direct result of the Fund’s relatively imminent 2021 target termination date — was also positive for returns. Particularly in the final months of the period, the Fund’s short duration helped mitigate the negative effects of volatility and falling prices.

In contrast, the Fund’s positioning in the containers and the cable & satellite TV sectors, along with a lack of exposure to the insurance sector, detracted from performance during the period. Security selection in the telecommunications, food & drug retail, and steel sectors also hurt returns.

With regard to credit rating tiers, the Fund’s positioning in BB-rated issues negatively impacted Fund performance as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Performance2

Portfolio Managers Stephen C. Concannon, CFA and Kelley G. Baccei

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	05/31/2016	–1.80%	—	4.05%
Fund at Market Price	—	–5.19	—	2.48

% Premium/Discount to NAV[3]
				–5.67%

Distributions[4]
Total Distributions per share for the period				$0.442
Distribution Rate at NAV				3.85%
Distribution Rate at Market Price				4.09%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Fund Profile

Top 10 Sectors (% of total investments)5

Telecommunications	11.4%

Diversified Financial Services	10.1

Homebuilders & Real Estate	10.0

Energy	8.3

Cable & Satellite TV	6.6

Banking & Thrifts	6.4

Automotive & Auto Parts	5.8

Technology	4.2

Metals & Mining	3.2

Healthcare	3.0

Total	69.0%

Credit Quality (% of bond and loan holdings)6

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Excludes cash and cash equivalents.
[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders
Effective January 1, 2020, the ICE BofAML indices were rebranded as ICE BofA indices.

Effective January 2, 2020, the Fund is managed by Stephen C. Concannon and Kelley G. Baccei.

The Fund invested under normal circumstances, at least 80% of its managed assets in corporate debt obligations and separately, at least 80% of its managed assets in corporate debt obligations that, at the time of investment, are rated below investment grade (BB+ or lower) or are unrated but deemed equivalent by the adviser (High Yield Obligations), commonly referred to as “junk bonds.” Effective April 8, 2020, pursuant to its revised policies, the current separate requirement to invest 80% of its managed assets in High Yield Obligations was eliminated and the Fund will invest, under normal circumstances, at least 80% of its managed assets in corporate debt obligations, including High Yield Obligations.

5

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Portfolio of Investments

Corporate Bonds & Notes — 104.4%
Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.9%

Bombardier, Inc., 8.75%, 12/1/21(1)	$4,500	$3,765,375

		$3,765,375

Air Transportation — 2.2%

Air Canada, 7.75%, 4/15/21(1)	$4,600	$4,513,520

		$4,513,520

Automotive & Auto Parts — 6.3%

Ford Motor Credit Co., LLC, 2.134%, (3 mo. USD LIBOR + 0.93%), 9/24/20(2)	$797	$757,211

Ford Motor Credit Co., LLC, 3.336%, 3/18/21	1,256	1,205,760

Ford Motor Credit Co., LLC, 3.47%, 4/5/21	909	876,912

Ford Motor Credit Co., LLC, 4.424%, (3 mo. USD LIBOR + 2.55%), 1/7/21(2)	381	362,010

Ford Motor Credit Co., LLC, 5.875%, 8/2/21	2,000	1,970,000

General Motors Financial Co., Inc., 2.277%, (3 mo. USD LIBOR + 0.54%), 11/6/20(2)	7,900	7,517,175

		$12,689,068

Banking & Thrifts — 6.9%

Ally Financial, Inc., 4.25%, 4/15/21	$4,000	$3,928,160

CIT Group, Inc., 4.125%, 3/9/21	10,000	9,904,600

		$13,832,760

Broadcasting — 2.8%

Netflix, Inc., 5.375%, 2/1/21	$5,500	$5,578,375

		$5,578,375

Cable & Satellite TV — 7.1%

CSC Holdings, LLC, 6.75%, 11/15/21	10,925	$11,326,494

DISH DBS Corp., 6.75%, 6/1/21	2,845	2,900,363

		$14,226,857

Capital Goods — 1.8%

Anixter, Inc., 5.125%, 10/1/21	$3,500	$3,554,110

		$3,554,110

Chemicals — 1.3%

W.R. Grace & Co., 5.125%, 10/1/21(1)	$2,500	$2,548,250

		$2,548,250

Security	Principal Amount (000’s omitted)	Value

Consumer Products — 0.7%

Edgewell Personal Care Co., 4.70%, 5/19/21	$1,500	$1,474,425

		$1,474,425

Containers — 2.7%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.331%, (3 mo. USD LIBOR + 3.50%), 7/15/21(1)(2)	$5,550	$5,448,713

		$5,448,713

Diversified Financial Services — 11.0%

AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	$1,000	$917,581

DAE Funding, LLC, 5.25%, 11/15/21(1)	4,000	3,657,500

Navient Corp., 6.625%, 7/26/21	7,000	7,222,250

Park Aerospace Holdings, Ltd., 3.625%, 3/15/21(1)	5,500	5,215,546

Springleaf Finance Corp., 7.75%, 10/1/21	5,000	5,027,300

		$22,040,177

Diversified Media — 2.4%

Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	$4,871	$4,806,459

		$4,806,459

Energy — 9.0%

Antero Resources Corp., 5.375%, 11/1/21	$1,450	$1,062,792

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	3,185	2,066,110

Precision Drilling Corp., 6.50%, 12/15/21	2,732	2,072,965

Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	4,500	4,428,562

Tervita Corp., 7.625%, 12/1/21(1)	3,932	2,778,941

Transocean, Inc., 8.375%, 12/15/21	4,000	2,355,040

Williams Cos., Inc. (The), 7.875%, 9/1/21	2,000	1,889,594

Williams Partners, L.P., 4.00%, 11/15/21	1,500	1,424,061

		$18,078,065

Food & Drug Retail — 2.5%

Safeway, Inc., 3.95%, 8/15/20	$344	$340,530

Safeway, Inc., 4.75%, 12/1/21	4,782	4,596,458

		$4,936,988

Food, Beverage & Tobacco — 1.5%

Kraft Heinz Foods Co., 2.304%, (3 mo. USD LIBOR + 0.57%), 2/10/21(2)	$1,000	$945,980

Kraft Heinz Foods Co., 3.375%, 6/15/21	2,000	2,004,383

		$2,950,363

6	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Gaming — 1.3%

Studio City Co., Ltd., 7.25%, 11/30/21(1)	$2,750	$2,686,888

		$2,686,888

Healthcare — 3.2%

Elanco Animal Health, Inc., 4.662%, 8/27/21	$200	$199,096

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	1,865	1,881,225

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	1,070	1,034,423

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	3,500	3,385,515

		$6,500,259

Homebuilders & Real Estate — 10.8%

KB Home, 7.00%, 12/15/21	$6,000	$5,992,200

Lennar Corp., 4.75%, 4/1/21	6,000	5,972,760

Starwood Property Trust, Inc., 3.625%, 2/1/21	6,588	6,217,754

TRI Pointe Group, Inc., 4.875%, 7/1/21	3,750	3,515,813

		$21,698,527

Metals & Mining — 3.4%

Freeport-McMoRan, Inc., 4.00%, 11/14/21	$2,500	$2,516,250

Howmet Aerospace, Inc., 5.40%, 4/15/21	4,400	4,364,470

		$6,880,720

Restaurant — 1.2%

Yum! Brands, Inc., 3.75%, 11/1/21	$2,500	$2,397,000

		$2,397,000

Services — 2.9%

ADT Corp. (The), 6.25%, 10/15/21	$6,000	$5,897,760

		$5,897,760

Super Retail — 1.5%

Penske Automotive Group, Inc., 3.75%, 8/15/20	$3,000	$2,943,488

		$2,943,488

Technology — 4.6%

CommScope, Inc., 5.00%, 6/15/21(1)	$462	$461,399

Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	2,500	2,527,661

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	3,638	3,638,000

NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	2,500	2,524,274

		$9,151,334

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 12.4%

CenturyLink, Inc., 6.45%, 6/15/21	$6,500	$6,633,250

Digicel, Ltd., 6.00%, 4/15/21(1)	3,416	1,976,839

Hughes Satellite Systems Corp., 7.625%, 6/15/21	4,750	4,870,935

Sprint Communications, Inc., 11.50%, 11/15/21	750	830,970

Sprint Corp., 7.25%, 9/15/21	10,175	10,542,928

		$24,854,922

Utility — 3.0%

AES Corp. (The), 4.00%, 3/15/21	$6,040	$5,969,030

		$5,969,030

Total Corporate Bonds & Notes (identified cost $220,174,177)		$209,423,433

Senior Floating-Rate Loans — 1.2%(3)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Gaming — 1.2%

CCM Merger, Inc.

Term Loan, 3.24%, (1 mo. USD LIBOR + 2.25%), Maturing August 8, 2021	$2,054	$1,854,049

GLP Financing, LLC

Term Loan, 3.02%, (1 mo. USD LIBOR + 1.50%), Maturing April 28, 2021	544	518,391

		$2,372,440

Total Senior Floating-Rate Loans (identified cost $2,572,623)		$2,372,440

Convertible Bonds — 1.2%
Security	Principal Amount (000’s omitted)	Value

Utility — 1.2%

Pattern Energy Group, Inc., 4.00%, 7/15/20	$2,455	$2,467,275

		$2,467,275

Total Convertible Bonds (identified cost $2,456,473)		$2,467,275

7	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 1.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.69%(4)	2,953,396	$2,952,215

Total Short-Term Investments (identified cost $2,953,101)		$2,952,215

Total Investments — 108.3% (identified cost $228,156,374)		$217,215,363

Other Assets, Less Liabilities — (8.3)%		$(16,706,459)

Net Assets — 100.0%		$200,508,904

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2020, the aggregate value of these securities is $50,496,700 or 25.2% of the Trust’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2020.

(3)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of March 31, 2020.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

8	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Statement of Assets and Liabilities

Assets	March 31, 2020

Unaffiliated investments, at value (identified cost, $225,203,273)	$214,263,148

Affiliated investment, at value (identified cost, $2,953,101)	2,952,215

Cash	161,268

Interest receivable	3,599,172

Dividends receivable from affiliated investment	11,332

Prepaid upfront fees on notes payable	4,990

Prepaid expenses	6,291

Total assets	$220,998,416

Liabilities

Payable for investments purchased	$20,216,870

Payable to affiliate:

Investment adviser fee	121,071

Interest expense and fees payable	22,750

Accrued expenses	128,821

Total liabilities	$20,489,512

Net Assets	$200,508,904

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 21,464,504 shares issued and outstanding	$214,645

Additional paid-in capital	211,072,935

Accumulated loss	(10,778,676)

Net Assets	$200,508,904

Net Asset Value

($200,508,904 ÷ 21,464,504 common shares issued and outstanding)	$9.34

9	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Statement of Operations

Investment Income	Year Ended March 31, 2020

Interest	$11,865,827

Dividends from affiliated investment	85,106

Total investment income	$11,950,933

Expenses

Investment adviser fee	$1,681,508

Trustees’ fees and expenses	12,327

Custodian fee	63,529

Transfer and dividend disbursing agent fees	18,314

Legal and accounting services	55,766

Printing and postage	32,225

Interest expense and fees	1,030,872

Miscellaneous	20,783

Total expenses	$2,915,324

Net investment income	$9,035,609

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,504

Investment transactions — affiliated investment	(6,405)

Net realized loss	$(2,901)

Change in unrealized appreciation (depreciation) —

Investments	$(12,679,872)

Investments — affiliated investment	(886)

Net change in unrealized appreciation (depreciation)	$(12,680,758)

Net realized and unrealized loss	$(12,683,659)

Net decrease in net assets from operations	$(3,648,050)

10	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2020	Year Ended March 31, 2019

From operations —

Net investment income	$9,035,609	$10,187,748

Net realized loss	(2,901)	(818,392)

Net change in unrealized appreciation (depreciation)	(12,680,758)	479,617

Net increase (decrease) in net assets from operations	$(3,648,050)	$9,848,973

Distributions to shareholders	$(9,486,104)	$(11,674,763)

Capital share transactions —

Reinvestment of distributions to shareholders	$35,428	$—

Net increase in net assets from capital share transactions	$35,428	$—

Net decrease in net assets	$(13,098,726)	$(1,825,790)

Net Assets

At beginning of year	$213,607,630	$215,433,420

At end of year	$200,508,904	$213,607,630

11	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended March 31, 2020

Net decrease in net assets from operations	$(3,648,050)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(93,940,502)

Investments sold and principal repayments	156,327,484

Increase in short-term investments, net	(1,977,208)

Net amortization/accretion of premium (discount)	1,358,816

Amortization of prepaid upfront fees on notes payable	32,937

Decrease in interest receivable	885,805

Increase in dividends receivable from affiliated investment	(5,233)

Increase in prepaid expenses	(4,510)

Decrease in payable to affiliate for investment adviser fee	(44,183)

Decrease in interest expense and fees payable	(209,336)

Increase in accrued expenses	36,250

Net change in unrealized (appreciation) depreciation from investments	12,680,758

Net realized loss from investments	2,901

Net cash provided by operating activities	$71,495,929

Cash Flows From Financing Activities

Cash distributions paid	$(9,450,676)

Proceeds from notes payable	5,000,000

Repayments of notes payable	(67,000,000)

Payment of upfront fees on notes payable	(30,000)

Net cash used in financing activities	$(71,480,676)

Net increase in cash	$15,253

Cash at beginning of year	$146,015

Cash at end of year	$161,268

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$35,428

Cash paid for interest and fees on borrowings	1,237,271

12	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Financial Highlights

	Year Ended March 31,			Period Ended March 31, 2017(1)
	2020	2019	2018

Net asset value — Beginning of period	$9.950	$10.040	$10.280	$9.850	(2)

Income (Loss) From Operations

Net investment income(3)	$0.421	$0.475	$0.536	$0.483

Net realized and unrealized gain (loss)	(0.589)	(0.021)	(0.176)	0.439

Total income (loss) from operations	$(0.168)	$0.454	$0.360	$0.922

Less Distributions

From net investment income	$(0.442)	$(0.472)	$(0.600)	$(0.450)

From net realized gain	—	(0.072)	—	—

Total distributions	$(0.442)	$(0.544)	$(0.600)	$(0.450)

Offering costs charged to paid-in capital	$—	$—	$—	$(0.020	)(3)

Discount related to exercise of underwriters’ over-allotment option	$—	$—	$—	$(0.022	)(3)

Net asset value — End of period	$9.340	$9.950	$10.040	$10.280

Market value — End of period	$8.810	$9.720	$9.880	$10.030

Total Investment Return on Net Asset Value(4)	(1.80)%	4.84%	3.64%	9.14	%(5)(6)

Total Investment Return on Market Value(4)	(5.19)%	4.08%	4.53%	6.49	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$200,509	$213,608	$215,433	$220,724

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.89%	1.04%	1.03%	1.04	%(7)

Interest and fee expense(8)	0.48%	1.05%	0.74%	0.52	%(7)

Total expenses	1.37%	2.09%	1.77%	1.56	%(7)

Net investment income	4.23%	4.78%	5.23%	5.71	%(7)

Portfolio Turnover	38%	36%	53%	40	%(5)

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.
(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.
(3)	Computed using average shares outstanding.
(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.
(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized.
(8)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 6).

13	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income 2021 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares on or about July 1, 2021 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of March 31, 2020, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

14

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Notes to Financial Statements — continued

express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2020 and March 31, 2019 was as follows:

	Year Ended March 31,
	2020	2019

Ordinary income	$9,486,104	$10,119,846

Long-term capital gains	$—	$1,554,917

During the year ended March 31, 2020, accumulated loss was increased by $91,409 and paid-in capital was increased by $91,409 due to differences between book and tax accounting, primarily for offering costs. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$140,056

Deferred capital losses	$(701,421)

Net unrealized depreciation	$(10,217,311)

At March 31, 2020, the Trust, for federal income tax purposes, had deferred capital losses of $701,421 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2020, $51,963 are short-term and $649,458 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$227,432,674

Gross unrealized appreciation	$799,649

Gross unrealized depreciation	(11,016,960)

Net unrealized depreciation	$(10,217,311)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily managed assets and is payable monthly. Managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended March 31, 2020, the investment adviser fee amounted to $1,681,508. The

15

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Notes to Financial Statements — continued

Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $89,122,285 and $154,543,217, respectively, for the year ended March 31, 2020.

5  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended March 31, 2020 were 3,543. There were no common shares issued by the Trust for the year ended March 31, 2019.

6  Credit Agreement

The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $60 million ($75 million prior to June 3, 2019). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through June 1, 2020, the Trust pays a facility fee of 0.15% per annum on the borrowing limit. Prior to June 3, 2019, the Trust paid a facility fee of 0.25% (0.35% if the Trust’s outstanding borrowings were less than 65% of the borrowing limit). In connection with the renewal of the Agreement in June 2019, the Trust paid an upfront fee of $30,000 which is being amortized to interest expense over a period of one year. The unamortized balance at March 31, 2020 is approximately $5,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At March 31, 2020, the Trust had no borrowings outstanding under the Agreement. Facility fees for the year ended March 31, 2020 totaled $108,563 and are included in interest expense and fees on the Statement of Operations. For the year ended March 31, 2020, the average borrowings under the Agreement and average interest rate (excluding fees) were $26,579,235 and 3.24%, respectively.

7  Investments in Affiliated Funds

At March 31, 2020, the value of the Trust’s investment in affiliated funds was $2,952,215, which represents 1.5% of the Trust’s net assets. Transactions in affiliated funds by the Trust for the year ended March 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$982,298	$131,412,959	$(129,435,751)	$(6,405)	$(886)	$2,952,215	$85,106	2,953,396

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

16

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2020, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$209,423,433	$—	$209,423,433

Senior Floating-Rate Loans	—	2,372,440	—	2,372,440

Convertible Bonds	—	2,467,275	—	2,467,275

Short-Term Investments	—	2,952,215	—	2,952,215

Total Investments	$—	$217,215,363	$—	$217,215,363

9  Risks and Uncertainties

Credit Risk

The Trust primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Trust’s investments.

17

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance High Income 2021 Target Term Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income 2021 Target Term Trust (the “Trust”), including the portfolio of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from the start of business, May 31, 2016, to March 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, May 31, 2016, to March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of March 31, 2020, by correspondence with the custodian, broker and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

19

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on January 16, 2020. The following action was taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Trust, each for a three-year term expiring in 2023.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Thomas E. Faust Jr.	18,717,849	127,413

Cynthia E. Frost	18,706,908	138,354

Scott E. Wennerholm	18,729,357	115,905

20

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance High Income 2021 Target Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

22

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance High Income 2021 Target Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class II Trustee	Until 2021. Trustee since 2014.

Director of Groupon, Inc. (ecommerce provider) (since April 2020). Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2022. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class II Trustee	Until 2021. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2022. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2023. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

24

Eaton Vance

High Income 2021 Target Term Trust

March 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

23363    3.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended March 31, 2019 and March 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Period Ended	3/31/19	3/31/20
Audit Fees	$35,550	$38,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,165	$10,732
All Other Fees(3)	$0	$0

Total	$46,715	$48,732

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees related to comfort letter and bring down letters in conjunction with the initial public offering.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the fiscal years ended March 31, 2019 and March 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Period Ended	3/31/19	3/31/20
Registrant	$11,165	$10,732
Eaton Vance(1)	$87,482	$51,903

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kelley G. Baccei and Stephen C. Concannon comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Baccei is a Vice President of EVM and has been a portfolio manager of the Fund since May 2016. Mr. Concannon is a Vice President of EVM, has been a portfolio manager of the Fund since May 2016 and is Co-Director of EVM’s High Yield Investments Group. Mr. Concannon and Ms. Baccei have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kelley G. Baccei(1)
Registered Investment Companies	9	$8,932.2	0	$0
Other Pooled Investment Vehicles	1	$124.8	0	$0
Other Accounts	0	$0	0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Stephen C. Concannon(1)
Registered Investment Companies	5	$6,468.6	0	$0
Other Pooled Investment Vehicles	3	$526.8	0	$0
Other Accounts	26	$3,651.6	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies and/or pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kelley G. Baccei	None
Stephen C. Concannon	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance High Income 2021 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 26, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 26, 2020